Exhibit 99.1

Bank of Commerce Holdings
(NASDAQ: BOCH)

Company Press Release
Company Profile
•	Founded 1982

•	Five offices – three markets

•	Redding Bank of Commerce™

•	Roseville Bank of Commerce™

•	Sutter Bank of Commerce™

•	Bank of Commerce Mortgage™
Investor Highlights
•	5% stock dividend – 1986

•	Annual cash dividends – since 1988

•	Two for one stock split – 1985

•	Three for one stock split – 1998

•	10% stock dividend – 2000

•	Three for one stock split – 2004

•	Quarterly dividends – since 2005

•	ACQB Index – America’s Community Bank Index
Business Overview
Bank of Commerce Holdings (the “Holding Company”) is a financial holding company (“FHC”) registered under the Bank Holding Company Act of 1956, as amended, and was incorporated in California on January 21, 1982. The Company owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™.
Contact Information
Michael C. Mayer, President & CEO
Telephone (530) 722-3950
Sam Jimenez, Director Risk Management
Telephone (530) 722-3952
www.reddingbankofcommerce.com
For immediate release:
Bank of Commerce Holdings™, Announces
Second Quarter 2007 Operating Results –
REDDING, California, July 25, 2007/ PR Newswire— Bank of Commerce Holdings (NASDAQ: BOCH), a $605.6 million asset financial holding company, and parent company of Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™ today announced second quarter 2007 operating results.
Bank of Commerce Holdings’ net income for the second quarter 2007 was $1,600,000 or $0.18 per diluted share compared to $1,689,000 or $0.19 per diluted share during the second quarter 2006, a decrease of 5.3%. Annualized return on average assets and return on average equity for the second quarter of 2007 were 1.07% and 13.69% respectively, compared with 1.25% and 15.94% for the second quarter of 2006.
On June 19, 2007, the Company announced a $0.08 quarterly cash dividend payable to shareholders of record as of June 30, 2007 and paid on July 13, 2007.
At June 30, 2007, Bank of Commerce Holdings’ total assets were $605.6 million, an increase of 3.79% or $22.1 million from December 31, 2006. Net loans increased to $437.8 million, an increase of $28.8 million from December 31, 2006.
The Company’s loan portfolio is sound and performing well. The Company’s allowance for loan losses was 1.12% of total loans at June 30, 2007 and 1.18% at December 31, 2006, while its ratio of non-performing assets to total assets was 0.00% at June 30, 2007, compared to 0.00% at December 31, 2006.

Market Data
Exchange: NASDAQ
Symbol: BOCH
Shares outstanding at 6/30/07: 8,908,880
Market Cap: $96,394,082
Recent Price : $10.82
52 week range: $10.00 - $12.50
Price/ Book (%): 198.78
SNL™ Peer Price/Book (%): 174.33
Price/Earnings (x): 13.89
SNL™ Peer Price/Earnings (x): 15.51
Price/LTM EPS (x): 14.82
Dividend Yield (%): 3.16
SNL ™ Peer Dividend Yield(%): 1.85
YTD Volume traded: 112,597
Insider Ownership: 30.29%
Provisions for loan losses for the quarter ended June 2007 were $0 compared to $143,000 for the same period in 2006. The Company’s OREO remained at $0 through the second quarter of 2007 and 2006.
Total deposits increased to $441.2 million, an increase of $1.8 million or 0.42% from December 31, 2006. The Company has launched several new deposit products including Forever Free Checking, Get Out and Play Checking, High Performance Savings and High Performance Checking packages during the period.
The capital ratios of Redding Bank of Commerce continue to be above the well-capitalized guidelines established by bank regulatory agencies.
The most significant impact on net interest income between periods is derived from the interaction of changes in the volume of and rate earned or paid on interest-earning assets and interest-bearing liabilities. The volume of interest-earning assets in loans and securities, compared to the volume of interest-bearing liabilities represented by deposits and borrowings, combined with the spread, produces the changes in net interest income between periods. The Company’s net interest margin was 4.03% in the second quarter of 2007 compared to 4.47% for the same period in 2006.
Bank of Commerce Holdings, with administrative offices in Redding, California is a financial service holding company that owns Redding Bank of Commerce™, Roseville Bank of Commerce™, Sutter Bank of Commerce™ and Bank of Commerce Mortgage™. The Company is a federally insured California banking corporation and opened on October 22, 1982.
BOCH is a NASDAQ Global Market listed stock. Please contact your local investment advisor for purchases and sales. Investment firms making a market in BOCH stock are:

Howe Barnes Hoefer & Arnett/ John Cavender	Morgan Stanley/ Rick Hill
555 Market Street	310 Hemsted Drive, Suite 100
San Francisco, CA	Redding, CA
(800) 346-5544	(800) 733-6126

Wachovia Securities/ Ken Myers, Rick Hansen	Raymond James Financial/ Geoff Ball
10466 Brunswick Road	1805 Hilltop Drive, Suite 106
Grass Valley, CA	Redding, CA
(888) 383-3112	(800) 926-5040

This quarterly press release includes forward-looking information, which is subject to the “safe harbor” created by the Securities Act of 1933, and Securities Act of 1934. These forward-looking statements (which involve the Company’s plans, beliefs and goals, refer to estimates or use similar terms) involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors:
•	Competitive pressure in the banking industry and changes in the regulatory environment.

•	Changes in the interest rate environment and volatility of rate sensitive assets and liabilities.

•	The health of the economy declines nationally or regionally which could reduce the demand for loans or reduce the value of real estate collateral securing most of the Company’s loans.

•	Credit quality deteriorates which could cause an increase in the provision for loan losses.

•	Losses in the Company’s merchant credit card processing business.

•	Asset/Liability matching risks and liquidity risks.

•	Changes in the securities markets.
For additional information concerning risks and uncertainties related to the Company and its operations please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and under the heading “Risk factors that may affect results” and subsequent reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)

Amounts in thousands, except per share data	June 30, 2007	Dec. 31,2006	June 30, 2006
ASSETS

Cash and due from banks	$18,206	$14,661	$12,668
Federal funds sold and securities purchased under agreements to resell	14,115	24,605	14,155

Cash and cash equivalents	32,321	39,266	26,823
Securities available-for-sale (including pledged collateral of $93,790 at June 30, 2007; $71,686 at December 31, 2006 and $83,080 at June 30, 2006)	94,029	95,601	97,366
Securities held-to-maturity, at cost (estimated fair value of $10,369 at June 30, 2007, $10,892 at December 31, 2006 and $10,889 at June 30, 2006)	10,637	10,810	11,141
Loans, net of the allowance for loan losses of $4,943 at June 30, 2007, $4,904 at December 31, 2006 and $4,502 at June 30, 2006	437,821	408,990	401,185
Bank premises and equipment, net	10,329	8,595	6,690
Other assets	20,440	20,180	20,942

TOTAL ASSETS	$605,577	$583,442	$564,147

LIABILITIES AND STOCKHOLDERS’ EQUITY

Demand — noninterest bearing	$69,842	$84,779	$74,505
Demand — interest bearing	114,530	119,437	101,492
Savings	45,082	22,749	23,112
Certificates of deposits	211,794	212,442	189,577

Total deposits	441,248	439,407	388,686

Securities sold under agreements to repurchase	46,655	37,117	32,507
Federal Home Loan Bank borrowings	50,000	40,000	80,000
Other liabilities	7,114	7,537	6,536
Guaranteed Preferred Beneficial Interests in Company’s Junior Subordinated Debt payable to unconsolidated subsidiary grantor trust	15,465	15,465	15,465

Total Liabilities	560,482	539,526	523,194

Commitments and contingencies
Stockholders’ Equity:
Preferred stock, no par value, 2,000,000 authorized no shares issued and outstanding in 2007 and 2006	—	—	—
Common stock , no par value, 50,000,000 shares authorized; 8,908,880 shares issued and outstanding at June 30, 2007, 8,847,042 at December 31, 2006 and 8,729,672 at June 30, 2006	11,966	11,517	11,441
Retained earnings	34,997	33,336	31,479
Accumulated other comprehensive (loss), net of tax	(1,868)	(937)	(1,967)

Total Stockholders’ equity	45,095	43,916	40,953

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$605,577	$583,442	$564,147

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Condensed Consolidated Statements of Income
(Unaudited)
Three and six months ended June 30, 2007 and 2006

	Three Months Ended		Six Months Ended
Amounts in thousands, except for per share data	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Interest income:
Interest and fees on loans	$8,965	$8,149	$17,429	$15,380
Interest on tax exempt securities	334	140	612	263
Interest on U.S. government securities	816	864	1,648	1,726
Interest on federal funds sold and securities purchased under agreements to resell	190	145	390	275
Interest on other securities	9	44	45	88

Total interest income	10,314	9,342	20,124	17,732

Interest expense:
Interest on demand deposits	587	286	1,144	519
Interest on savings deposits	355	75	526	140
Interest on time deposits	2,627	1,872	5,232	3,421
Securities sold under agreements to repurchase	381	267	723	466
Interest on FHLB and other borrowing expense	632	902	1,171	1,574
Interest on junior subordinated debt payable to unconsolidated subsidiary grantor trust	271	266	540	524

Total interest expense	4,853	3,668	9,336	6,644

Net interest income	5,461	5,674	10,788	11,088
Provision for loan and lease losses	0	143	6	154

Net interest income after provision for loan losses	5,461	5,531	10,782	10,934

Noninterest income:
Service charges on deposit accounts	76	86	145	174
Payroll and benefit processing fees	89	89	197	198
Earnings on cash surrender value — Bank owned life insurance	99	98	194	151
Net gain (loss) on sale of securities available-for-sale	0	0	46	0
Net gain on sale of loans	0	0	0	0
Merchant credit card service income, net	96	93	188	170
Mortgage brokerage fee income	29	35	35	52
Other income	229	111	311	214

Total non-interest income	618	512	1,116	959

Noninterest expense:
Salaries and related benefits	1,959	1,996	4,056	3,874
Occupancy and equipment expense	543	448	1,001	883
FDIC insurance premium	13	12	26	24
Data processing fees	90	58	145	116
Professional service fees	252	150	447	354
Payroll and Benefit fees	25	25	56	54
Deferred compensation expense	101	90	198	178
Stationery and Supplies	46	49	107	109
Postage	34	34	67	65
Directors’ expense	76	65	121	125
Other expenses	562	383	965	766

Total non-interest expense	3,701	3,310	7,189	6,548

Income before income taxes	2,378	2,733	4,709	5,345
Provision for income taxes	778	1,044	1,622	2,064

Net Income	$1,600	$1,689	$3,087	$3,281

Basic earnings per share	$0.18	$0.19	$0.35	$0.38
Weighted average shares — basic	8,908	8,723	8,887	8,702
Diluted earnings per share	$0.18	$0.19	$0.34	$0.37
Weighted average shares – diluted	9,063	8,912	8,985	8,896

BANK OF COMMERCE HOLDINGS & SUBSIDIARIES
Quarterly Financial Condition Data
(Unaudited)
For the Quarter Ended

	June 30,	March 31,	Dec. 31,	Sept 30,	June 30,	March 31,	Dec. 31,
	2007	2007	2006	2006	2006	2006	2005
Cash and due from banks	$18,206	$12,597	$14,661	$17,535	$12,668	$11,819	$17,436
Federal funds sold and securities purchased under agreements to resell	14,115	21,195	24,605	28,010	14,155	9,835	9,120

Total Cash & Equivalents	32,321	33,792	39,266	45,545	26,823	21,654	26,556
Securities available-for-sale	94,029	92,769	95,601	97,614	97,366	93,645	94,014
Securities held to maturity, at cost	10,637	10,673	10,810	10,841	11,141	7,620	6,933
Loans, net of allowance for loan losses	437,821	411,357	408,990	403,657	401,185	374,983	363,305
Bank premises and equipment, net	10,329	9,992	8,595	7,350	6,690	6,261	5,631
Other assets	20,440	19,513	20,180	20,211	20,942	18,733	15,205

TOTAL ASSETS	$605,577	$578,096	$583,442	$585,218	$564,147	$522,896	$511,644

Liabilities:
Demand — noninterest bearing	$69,842	$70,035	$84,779	$81,125	$74,505	$74,519	$86,219
Demand — interest bearing	114,530	112,550	119,437	111,439	101,492	102,003	109,101
Savings	45,082	41,537	22,749	22,610	23,111	28,477	27,540
Certificates of deposit	211,794	211,422	212,442	214,019	189,577	173,106	149,256

Total deposits	441,248	435,544	439,407	429,193	388,685	378,105	372,116

Securities sold under agreements to repurchase	46,655	35,053	37,117	35,260	32,507	25,117	22,886
Federal Home Loan Bank borrowings	50,000	40,000	40,000	55,000	80,000	55,000	55,000
Other liabilities	7,114	6,646	7,537	6,352	6,536	8,864	7,194
Junior subordinated debt payable to subsidiary grantor trust	15,465	15,465	15,465	15,465	15,465	15,465	15,310

Total liabilities	560,482	532,708	539,526	541,270	523,193	482,551	472,506

Stockholders’ equity:
Common stock	11,966	11,940	11,517	12,416	11,442	11,198	11,009
Retained earnings	34,997	34,110	33,336	32,526	31,479	30,535	29,419
Accumulated other comprehensive income (loss), net	(1,868)	(662)	(937)	(994)	(1,967)	(1,388)	(1,290)

Total stockholders’ equity	45,095	45,388	43,916	43,948	40,954	40,345	39,138

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$605,577	$578,096	$583,442	$585,218	$564,147	$522,896	$511,644

Interest Income:
Net interest income	5,461	$5,327	$5,418	$5,530	$5,674	$5,413	$5,395
Provision for loan losses	0	6	0	72	143	11	6

Net interest income after provision for loan losses	5,461	5,321	5,418	5,458	5,531	5,402	5,389

Noninterest Income:
Service charges	76	69	91	81	86	88	91
Merchant credit card service income, net	89	92	100	89	93	77	78
Net (loss) on sale of securities available-for-sale	0	46	0	(171)	0	0	0
Mortgage brokerage fee income	29	6	(13)	32	35	17	7
Other income	424	285	363	397	298	266	343

Total noninterest income	618	498	541	428	512	448	519
Noninterest Expense:
Salaries and related benefits	1,959	2,097	2,150	1,996	1,996	1,878	1,796
Net Occupancy and equipment expense	543	458	496	467	448	435	399
Professional service fees	252	195	181	149	150	204	72
Other expenses	947	738	659	687	716	721	579

Total noninterest expense	3,701	3,488	3,486	3,299	3,310	3,238	2,846

Income before income taxes	2,378	2,331	2,473	2,587	2,733	2,612	3,062
Provision for income taxes	778	844	858	915	1,044	1,020	1,191

Net Income	$1,600	$1,487	$1,615	$1,672	$1,689	$1,592	$1,871

Average Balances, Interest Income/Expense and Yields/Rates Paid
(Unaudited, Dollars in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2007			June 30, 2006
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Earning Assets
Portfolio Loans	$416,141	$17,429	8.38%	$381,070	$15,380	8.07%
Tax-exempt Securities	30,548	612	4.01%	14,911	263	3.53%
US Government Securities	72,937	1,648	4.52%	84,890	1,726	4.07%
Federal Funds Sold	13,473	390	5.79%	11,463	275	4.80%
Other Securities	2,000	45	4.50%	4,053	88	4.34%

Average Earning Assets	$535,099	$20,124	7.52%	$496,387	$17,732	7.14%

Cash & Due From Banks	$13,473			$14,078
Bank Premises	9,742			6,249
Allowance for Loan and Lease Losses	(4,890)			(4,372)
Other Assets	21,040			14,537

Average Total Assets	$574,464			$526,879

Interest Bearing Liabilities
Demand Interest Bearing	$110,668	$1,144	2.07%	$104,439	$519	0.99%
Savings Deposits	35,957	526	2.93%	26,736	140	1.05%
Certificates of Deposit	213,721	5,232	4.90%	172,074	3,421	3.98%
Repurchase Agreements	37,064	723	3.90%	25,972	466	3.59%
FHLB Borrowings	43,260	1,171	5.41%	63,370	1,574	4.93%
Trust Preferred Borrowings	15,000	540	7.20%	15,000	524	7.16%

Average Interest Bearing Liabilities	455,670	$9,336	4.53%	407,591	$6,644	3.26%

Non interest Demand	72,321			77,213
Other Liabilities	1,370			5,903
Shareholder Equity	45,103			36,172

Average Liabilities and Stockholders’ Equity	$574,464			$526,879

Net Interest Income and Net Interest Margin		$10,788	4.03%		$11,088	4.47%

Interest income on loans includes fee income of approximately $135,554 and $272,900 for the period ended June 30, 2007 and 2006, respectively. The Company’s average total assets increased to $574.5 million at June 30, 2007 compared to $496.4 million for the same period in 2006, a $47.6 million increase or 9.0%.
The Company’s practice is to place an asset on nonaccrual status when one of the following events occurs: (i) Any installment of principal or interest is 90 days or more past due, (ii) management determines the ultimate collection of principal or interest to be unlikely or (iii) the terms of the loan have been renegotiated due to a serious weakening of the borrower’s financial condition. Interest income on loans does not reflect accruals on loans in a nonaccrual status. Accruals are resumed on loans only when they are brought fully current with respect to interest and principal and when the loan is estimated to be fully collectible.